UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2017

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the annual meeting of the stockholders of Plug Power Inc. (the “Company”) described under Item 5.07 below, Larry G. Garberding and Xavier Pontone each tendered their respective resignation as a member of the Board of Directors of the Company. Neither Mr. Garberding nor Mr. Pontone has any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(e)           At the annual meeting of the stockholders of the Company described under Item 5.07 below, the stockholders approved an amendment and restatement of the Plug Power Inc. Amended and Restated 2011 Stock Option and Incentive Plan (the “2011 Plan”) to, among other things, increase the number of shares of the Company’s common stock authorized for issuance under the 2011 Plan from 17,000,000 to 30,000,000.  A copy of the Second Amended and Restated 2011 Stock Option and Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 30, 2017, the Company filed a Fourth Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Amendment”). The Amendment increases the number of authorized shares of common stock, par value $0.01 per share (“Common Stock”), from 450,000,000 shares to 750,000,000 shares. The Company’s stockholders approved the Amendment at the annual meeting of the stockholders of the Company described under Item 5.07 below.

The Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on June 28, 2017 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted upon the following seven matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 23, 2017:

1.  The election of three directors each to hold office until the Company’s 2020 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal;

2.  The approval of an amendment and restatement of the Company’s 2011 Stock Option and Incentive Plan;

3.  The approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock by 300,000,000 shares;

4.  The approval of the issuance by the Company of shares of common stock representing more than 20% of the Company’s issued and outstanding common stock upon the exercise of a warrant issued by the Company to Amazon.com NV investments, LLC, a subsidiary of Amazon.com, Inc.;

5.  The approval of an advisory resolution regarding the compensation of the Company’s named executive officers;

6.  An advisory proposal regarding the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement for stockholder consideration; and

7.  The ratification of KPMG LLP as the Company’s independent auditors for 2017.

The votes cast with respect to the election of directors were as follows:

Director	Votes For	Withheld

Lucas P. Schneider	52,001,510	2,463,977

Gregory B. Graves	51,395,517	3,069,970

Douglas T. Hickey	44,270,444	10,195,043

There were 111,372,626 broker non-votes on this matter.  Each of Lucas P. Schneider, Gregory B. Graves and Douglas T. Hickey was elected as a Class III director, each to hold office until the Company’s 2020 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

The proposal to approve an amendment and restatement of the Company’s 2011 Stock Option and Incentive Plan was approved and the results of the vote were as follows:

For:	44,397,786	Against:	8,741,404	Abstain:	1,326,297

There were 111,372,626 broker non-votes on this matter.

The proposal to approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock by 300,000,000 shares was approved and the results of the vote were as follows:

For:	129,449,304	Against:	31,236,724	Abstain:	5,152,085

There were no broker non-votes on this matter.

The proposal to approve the issuance by the Company of shares of common stock representing more than 20% of the Company’s issued and outstanding common stock upon the exercise of a warrant issued by the Company to Amazon.com NV investments, LLC, a subsidiary of Amazon.com, Inc. was approved and the results of the vote were as follows:

For:	47,726,860	Against:	5,940,317	Abstain:	798,310

There were 111,372,626 broker non-votes on this matter.

The proposal to approve an advisory resolution regarding the compensation of the Company’s named executive officers was approved and the results of the vote were as follows:

For:	33,980,769	Against:	18,637,884	Abstain:	1,846,834

There were 111,372,626 broker non-votes on this matter.

The results of the vote on the advisory proposal regarding the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement for stockholder consideration were as follows:

1 Year:	30,235,694	2 Years:	2,017,571	3 years:	20,430,067	Abstain:	1,782,155

There were 111,372,626 broker non-votes on this matter.

Accordingly, a majority of the shares voting on the proposal, in a non-binding, advisory vote, favored an annual vote on executive compensation. After consideration of the voting results and other factors, the Company’s Board of Directors has determined that the Company will hold annual non-binding, advisory votes on executive compensation until the Board of Directors otherwise determines a different frequency for such votes.

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017 was approved and the results of the vote were as follows:

For:	159,224,620	Against:	3,488,716	Abstain:	3,124,777

There were no broker non-votes on this matter.

Item 9.01.             Financial Statements and Exhibits

(d)           Exhibits.

3.1                               Fourth Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company

10.1                        Second Amended and Restated 2011 Stock Option and Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: June 30, 2017	By:	/s/ Gerard L. Conway, Jr.
	Name:	Gerard L. Conway, Jr.
	Title:	General Counsel and Corporate Secretary